UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2012

ViewCast.com, Inc.

(Exact name of registrant as specified in its charter)

0-29020

(Commission File Number)

Delaware	75-2528700
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

3701 W. Plano Parkway, Suite 300

Plano, Texas 75075

(Address of principal executive offices, with zip code)

(972) 488-7200

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 30, 2012 ViewCast.com, Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2011. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated into this Form 8-K by reference.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1. Press Release issued March 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ViewCast.com, Inc.

Date: March 30, 2012	By:	/s/ Laurie L. Latham
Laurie L. Latham
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued March 30, 2012

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